Household Finance Corporation
Household Revolving Home Equity Loan Trust 1996-2
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-2
P & S Agreement Date:           November 1, 1996
Original Settlement Date:          November 26, 1996
Series Number of Class A-1 Certificates:     441919AK3

                               0
Original Sale Balance:             $776,373,000



Servicer Certificate (Page 1 of 3)

Distribution Date:
                                                 12/20/96

Investor Certificateholder Floating Allocation Percentage
                                                    97.50%
Investor Certificateholder Fixed Allocation Percentage
                                                    97.50%

Aggregate Amount of  Collections
                                            25,663,892.78
     Aggregate Amount of  Interest Collections
                                             8,599,465.48
     Aggregate Amount of  Principal Collections
                                            17,064,427.30

Class A Interest Collections
                                             8,384,470.24
Class A Principal Collections
                                            13,789,945.85
Seller Interest Collections
                                               214,995.24
Seller Principal Collections
                                             3,274,481.45

Weighted Average Loan Rate
                                                    13.65%
Net Loan Rate
                                                    12.65%

Weighted Average Maximum Loan Rate
                                                    18.55%

Class A-1 Certificate Rate
                                                   5.5150%
Maximum Investor Certificate Rate
                                                  12.6500%
Class A-1 Certificate Interest Distributed
                                             2,854,464.73
Class A-1 Investor Certificate Interest Shortfall before Draw
                                                     0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                                     0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                                     0.00
Unpaid Class A-1 Carryover Interest Amount
                                                     0.00
















Maximum Principal Dist. Amount (MPDA)
                                            16,637,816.62
Alternative Principal Dist. Amount (APDA)
                                            13,789,945.85
Rapid Amortization Period? (Y=1, N=0)
                                                     0.00
Scheduled Principal  Distribution Amount (SPDA)
                                            13,789,945.85

Principal  allocable to Class A-1
                                                     0.00


SPDA deposited to Funding Account
                                            13,789,945.85
Subsequent Funding Mortgage Loans Purchased in Period
                                                     0.00
Cumulative Subsequent Funding Mortgage Loans Purchased
                                                     0.00


Accelerated Principal Distribution Amount
                                             3,981,404.00

APDA allocable to Class A-1
                                             3,981,404.00



Reimbursement to Credit Enhancer
                                                     0.00

Spread Trigger hit?
                                          No
Loss Trigger hit?
                                          No

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss Amount
                                                     0.00




Cumulative Investor Liquidation Loss Amount
                                                     0.00

Total Principal allocable to A-1
                                             3,981,404.00



Beginning Class A-1 Certificate Principal Balance
                                           776,373,000.00


Ending Class A-1 Certificate Principal Balance
                                           772,391,596.00







Pool Factor (PF)
                                                0.9948718

Servicer Certificate (Page 2 of  3)

Distribution Date:
                                                 12/20/96

Retransfer Deposit Amount (non 2.07 transfers)
                                                     0.00
Servicing Fees Distributed
                                               646,977.50
Beg. Accrued and Unpaid Inv. Servicing Fees
                                                     0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                                     0.00
End. Accrued and Unpaid Inv. Servicing Fees
                                                     0.00

Number of Mortgage Loans Retransferred pursuant to 2.07
                                                        0
Cumulative Number of Mortgage Loans Retransferred pursuant to 2.07
                                                       0
Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00

Aggregate Investor Liquidation Loss Amount
                                                     0.00
Investor Loss Reduction Amount
                                                     0.00

Beginning Pool Balance
                                           796,280,720.37
Ending Pool Balance
                                           782,490,774.52
Beginning Invested Amount
                                           776,373,000.00
Ending Invested Amount
                                           776,373,000.00
Beginning Seller Principal Balance
                                            19,907,720.37
Ending Seller Principal Balance
                                            19,907,720.37
Additional Balances
                                             3,274,481.45

Beginning Funding Account Balance
                                                     0.00
Ending Funding Account Balance
                                            13,789,945.85
Ending Funding Account Balance % (before any purchase of Subsequent
Loans or release to Certs.)                         1.73%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)                              1.73%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                                    $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                                             $0.00

Excess Funding Amount
















Beginning Spread Account Balance
                                                     0.00
Ending Spread Account Balance
                                               901,624.01

Beginning Seller Interest
                                                     2.50%
Ending Seller's Interest
                                                     2.54%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
     Trust Balance
                                                    1,019
   60 - 89 days (Del Stat 2)
                                            37,492,949.74
     No. of Accounts
                                                      185
     Trust Balance
                                             6,612,017.20
   90+ (Del Stat 3+)
     No. of Accounts
                                                       63
     Trust Balance
                                             2,444,486.14
   REO
     No. of Accounts
                                                        0
     Trust Balance
                                                     0.00

Rapid Amortization Event ?
                                          No
   Failure to make payment within 5 Business Days of Required Date
?                                         No
   Failure to perform covenant relating to Trust's Security
Interest ?                                       No
   Failure to perform other covenants as described in the Agreement
?                                        No
   Breach of Representation or Warranty ?
                                          No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                                          No
   Subject to Investment Company Act of 1940 Regulation ?
                                          No
   Servicing Termination ?
                                          No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the
Cut-off Balance and Pre-Funded Amount       No

Servicer Certificate (Page 3 of  3)

Distribution Date:
                                                 12/20/96

Event of Default ?
                                          No
   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                                 No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                           No
   Failure by Servicer to perform other covenants as described in
the Agreement?                             No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                      No
   Trigger Event ?
                                          No

Policy Fee Distributed to Credit Enhancer (Paid directly from HFC)
                                         N/A
Premium Distributed to Credit Enhancer
                                                     0.00
Amount Distributed to Seller
                                             3,489,476.69
Master Servicer Credit Facility Amount
                                                     0.00
Guaranteed Principal Distribution Amount
                                                     0.00
Credit Enhancement Draw Amount
                                                     0.00
Spread Account Draw Amount
                                                     0.00
Capitalized Interest Account Draw
                                                     0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                                     0.00
Amount paid to Trustee
                                                     0.00
Cumulative Draw under Policy
                                                     0.00
Net Yield
                                                     7.55%


Total  Available Funds
     Aggregate Amount of Collections
                                            25,663,892.78
     Deposit for principal not used to purchase subsequent loans
                                                     0.00
     Interest Earnings on the Pre-Funding Account
                                                     0.00
     Deposit from Capitalized Interest Account
                                                     0.00
     Total
                                                      ERR


Application of Available Funds
     Servicing Fee
                                               646,977.50
     Prinicpal and Interest to Class A-1
                                             6,835,868.73


     Seller's portion of Principal and Interest
                                             3,489,476.69
     Funds deposited into Funding Account (Net)
                                            13,789,945.85
     Funds deposited into Spread  Account
                                               901,624.01
     Excess funds released to Seller
                                                     0.00
     Total
                                                      ERR


OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

Attached as Exhibit A hereto is a list of all Mortgage Loans with respect to which the Trust Balances have been paid in full and all amounts received in connections with the payment of such Trust Balances which are required to be deposited in the Certificate Account or credited to the Mortgage Loan Payment Record pursuant to Section 3.02 of the Agreement have been so deposited.




A Servicing Officer

Statement to Certificateholders (Page 1 of 2)

Distribution Date:
                                                 12/20/96

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)

Class A Certificateholder Floating Allocation Percentage
                                                  97.4999%
Class A Certificateholder Fixed Allocation Percentage
                                                  97.5000%

Beginning Class A-1 Certificate Balance
                                           776,373,000.00



Class A-1 Certificate Rate
                                                 5.515000%


Class A-1 Certificate Interest Distributed
                                                 3.676667


Class A-1 Certificate Interest Shortfall Distributed
                                                 0.000000


Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                                 0.000000



Rapid Amortization Event ?
                                          No
Class A-1 Certificate Principal Distributed
                                                 5.128210


   Maximum Principal Distribution Amount
                                                21.430184
   Scheduled Principal  Distribution Amount (SPDA)
                                                17.762011
   Accelerated Principal Distribution Amount
                                                 5.128210
   Aggregate Investor Liquidation Loss Amount Distributed
                                                 0.000000

Total Amount Distributed to Certificateholders
                                                 8.804877

Principal Collections deposited into Funding Account
                                            13,789,945.85
Ending Funding Account Balance
                                            13,789,945.85

Ending Class A-1 Certificate Balance
                                           772,391,596.00



Class A-1 Factor
                                                0.9948718


Pool Factor (PF)
                                                0.9948718

Unreimbursed Liquidation Loss Amount
                                                       $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
                                                       $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                                       $0

Class A Servicing Fee
                                               646,977.50

Beginning Invested Amount
                                           776,373,000.00
Ending Invested Amount
                                           776,373,000.00
Beginning Pool Balance
                                           796,280,720.37
Ending Pool Balance
                                           782,490,774.52

Spread Account Draw Amount
                                                     0.00
Credit Enhancement Draw Amount
                                                     0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:
                                                 12/20/96

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts
                                                    1,019
     Trust Balance
                                            37,492,949.74

   60 - 89 days (Del Stat 2)
     No. of Accounts
                                                      185
     Trust Balance
                                             6,612,017.20

   90+ (Del Stat 3+)
     No. of Accounts
                                                       63
     Trust Balance
                                             2,444,486.14

   REO
     No. of Accounts
                                                        0
     Trust Balance
                                                     0.00

Aggregate Liquidation Loss Amount for Liquidated Loans
                                                     0.00

Class A-1 Certificate Rate for Next Distribution Date
                                                      ERR



Amount of any Draws on the Policy
                                                     0.00

Subsequent Mortgage Loans
     No. of Accounts
                                                     0.00
     Trust Balance
                                                     0.00
     Cumulative No. of Accounts
                                                     0.00
     Cumulative Trust Balance
                                                     0.00

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07
                                                        0
    Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                                     0
    Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                                     0.00